Exhibit 10.10

EXECUTION COPY

SECOND AMENDMENT

Dated as of December 29, 2008

by and among

PASSIVE ASSET TRANSACTIONS, LLC,

as Borrower,

RFC ASSET HOLDINGS II, LLC,

as Borrower,

RESIDENTIAL FUNDING COMPANY, LLC,

as Guarantor,

GMAC MORTGAGE, LLC,

as Guarantor,

RESIDENTIAL CAPITAL, LLC

as Guarantor,

GMAC LLC,

as Initial Lender and as Lender Agent

and

Certain Other Financial Institutions and Persons from

time to time party hereto as Lenders

This SECOND AMENDMENT (this “Agreement”) dated as of December 29, 2008 (the “Amendment Effective Date”), is by and among Passive Asset Transactions, LLC, a Delaware limited liability company (“PATI”), RFC Asset Holdings II, LLC, a Delaware limited liability company (“RAHI” and, together with PATI, each a “Borrower” and collectively, the “Borrowers”), Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), Residential Capital, LLC, a Delaware limited liability company (“ResCap”), GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage”, and together with RFC and ResCap, each a “Guarantor” and collectively, the “Guarantors”), GMAC LLC, a Delaware limited liability company (the “Initial Lender”), the financial institutions and other Persons that are or may from time to time become parties hereto as Lenders (together with the Initial Lender and their respective successors and assigns, each a “Lender” and collectively, the “Lenders”) and GMAC LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity together with its successors and assigns in such capacity, the “Lender Agent”).

Reference is hereby made to the Loan Agreement (the “Loan Agreement”) dated as of November 20, 2008 among the Borrowers, the Guarantors, the Lenders and the Lender Agent, as amended by the First Amendment dated as of December 22, 2008 among the Borrowers, the Guarantors, the Lenders and the Lender Agent.

RECITALS

1. Each of the parties hereto is a party to the Loan Agreement.

2. The parties hereto desire to make certain amendments to the Loan Agreement.

3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the changes set forth herein.

4. In consideration of the premises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Loan Agreement.

ARTICLE II

AMENDMENTS TO THE AFFECTED DOCUMENTS

SECTION 2.1 Amendments to the Loan Agreement. Each of the parties hereto hereby consents and agrees that the Loan Agreement shall be amended as of the Amendment Effective Date as follows:

(a) Section 2.03(a) of the Loan Agreement is hereby amended by (i) deleting the words “Unrestricted ResCap Liquidity Draw Threshold” where they appear therein and replacing them with the words “Unrestricted ResCap Liquidity Threshold”, (ii)

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deleting the figure “$750,000,000” where it appears therein and replacing it with the figure “$800,000,000”, and (iii) deleting the words “Consolidated Liquidity Draw Threshold” where they appear therein and replacing them with the words “Consolidated Liquidity Threshold”.

(b) Section 2.05 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Section 2.05. Interest. Interest shall accrue on the Outstanding Aggregate Loan Amount for each day during an Interest Period at a rate equal to (a) the sum of (x) the applicable LIBOR Rate for such Interest Period and (y) the Applicable Margin, divided by (b) 360 days. Interest shall accrue on the Loans after their maturity (whether by acceleration or otherwise) and on any other amount not paid when due under the Facility Documents (including without limitation any prepayment due under Section 2.08(b) or 2.08(c)) for each day during a related Interest Period at a rate equal to (a) the Default Rate, divided by (b) 360 days. Interest shall be payable (i) in arrears with respect to each Interest Period through the final day of each Interest Period (regardless of whether such day is a Business Day), such amount to be payable on the first Business Day following the end of such Interest Period or (ii) on the applicable Loan Repayment Date. The Lender Agent shall determine the LIBOR Rate for the Loans prior to the beginning of each Interest Period, as set forth in the definition of “LIBOR Rate.” The Lender Agent shall also calculate the amount of interest and, if applicable, any Breakage Costs or other amounts due to be paid by the Borrowers from time to time hereunder (including in connection with any prepayment or repayment of Loans permitted hereunder) and shall provide a written statement thereof to the Borrowers at least two Business Days prior to the due date of such payment (or the relevant repayment or prepayment after having received a notice thereof); provided that failure to provide such statements on a timely basis shall not relieve the Borrowers of the obligation to pay any interest and principal due on the applicable payment date (based upon their good faith calculation of the amount due, such amount to be promptly reconciled after receipt of a subsequent statement from the Lender Agent) and other such amounts hereunder promptly upon receipt of such statement.”

(c) Section 2.08(c) of the Loan Agreement is hereby amended by deleting the words “greater than or equal to $25,000,000” where they appear therein and replacing them with the words “greater than $0”.

(d) Section 7.01(x) of the Loan Agreement is amended by deleting the figure “$250,000,000” where it appears therein and replacing it with the figure “$300,000,000”.

SECTION 2.2 Amendments to Definitions.

(a) The definition of “Loan Repayment Date” in Schedule 1.01 to the Loan Agreement is amended by deleting the date “December 31, 2008” where it appears therein and replacing it with the date “January 31, 2009”.

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(b) Schedule 1.01 of the Loan Agreement is hereby amended by amending and restating the terms set forth below to read as follows:

“Consolidated Liquidity Threshold” means $800,000,000.

“Interest Period” means (a) an initial period beginning on the Initial Funding Date and ending on the last day of the calendar month in which the Initial Funding Date occurs; and (b) subsequent consecutive periods thereafter, beginning on the first day of each subsequent calendar month and ending on the earlier of (i) the last day of the same calendar month in which such Interest Period began and (ii) the Loan Repayment Date.

“Specified Drawdown Amount” means, on any Funding Date, the highest of the following (determined before giving effect to any Loans requested to be made on such Funding Date): (a) the excess, if any, of (i) the Unrestricted ResCap Liquidity Threshold at the close of business on the immediately prior Business Day over (ii) the estimated Unrestricted ResCap Liquidity at the close of business on such day; and (b) the excess, if any, of (i) the Consolidated Liquidity Threshold at the close of business on the immediately prior Business Day over (ii) the estimated Consolidated Liquidity at the close of business on such day.

“Unrestricted ResCap Liquidity Threshold” means $300,000,000.

(c) Schedule 1.01 of the Loan Agreement is hereby amended by deleting the terms “Draw Adjustment Amount”, “Unrestricted ResCap Liquidity Draw Threshold”, and “Consolidated Liquidity Draw Threshold”.

SECTION 2.3 Amendments to Schedules and Exhibits.

(a) Amendment to Conditions Precedent to Each Loan. Clause (h) of Schedule 5.02 of the Loan Agreement is hereby amended and restated to read as follows:

“The making of such Loan, and the application of the proceeds thereof, shall result in the Unrestricted ResCap Liquidity being greater or equal to the Unrestricted ResCap Liquidity Threshold and the Consolidated Liquidity being greater or equal to the Consolidated Liquidity Threshold;”

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the Amendment Effective Date provided that the Lender Agent shall have, in form and substance satisfactory to them, received the following:

(a) Agreement. An original counterpart (or counterparts) of this Agreement executed by the parties hereto or other evidence satisfactory to the Lender Agent of the execution, delivery and effectiveness of this Agreement.

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(b) Other. Such other opinions and documents as the Lender Agent may reasonably request, which opinions and documents will be in form and substance satisfactory to the Lender Agent.

ARTICLE IV

ACKNOWLEDGEMENTS, CONSENTS, NOTICE, CONFIRMATION AND

REPRESENTATIONS AND WARRANTIES

SECTION 4.1 Notice. Each party hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Loan Agreement or the Facility Documents with respect to the execution of this Agreement.

SECTION 4.2 Confirmation of the Facility Documents. The Borrowers, the Guarantors and the Obligors each hereby acknowledge and agree that, except as herein expressly amended, the Loan Agreement and each other Facility Document are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Without limiting the foregoing, each Obligor reaffirms its grant of a security interest in all the Collateral pledged by it, and agrees that such security interest secures all Obligations. As of the Amendment Effective Date, each reference in the Loan Agreement to “this Agreement” shall mean the Loan Agreement as amended by this Agreement, and as hereinafter amended or restated.

SECTION 4.3 Representations and Warranties. By its signature hereto, each Borrower, each Guarantor and each other Obligor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:

(a) Its representations and warranties set forth in the Facility Documents are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date; and

(b) After giving effect to this Agreement, no Default has occurred and is continuing.

ARTICLE V

MISCELLANEOUS

SECTION 5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

SECTION 5.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.

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SECTION 5.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 5.4 Entire Agreement. This Agreement, the Loan Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.

SECTION 5.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

SECTION 5.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

SECTION 5.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RFC ASSET HOLDINGS II, LLC,
as Borrower

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

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PASSIVE ASSET TRANSACTIONS, LLC,
as Borrower

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

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RESIDENTIAL FUNDING COMPANY, LLC,
as Guarantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

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GMAC MORTGAGE, LLC,
as Guarantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

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RESIDENTIAL CAPITAL, LLC,
as Guarantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

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GMAC LLC,
as Lender Agent and Initial Lender

By:	/s/ D.C. Walker
Name:	D. C. Walker
Title:

GMAC LLC, as Lender Agent and Initial Lender under the Senior Debt Loan Agreement

By:	/s/ D. C. Walker
Name:	D. C. Walker
Title:

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